UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2006

SMITHFIELD FOODS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2006, the Compensation Committee of the Board of Directors of Smithfield Foods, Inc. (the “Company”) determined the annual base salary and bonus structure for each of the Company’s named executive officers for fiscal 2007 and confirmed the amount of such officers’ bonuses for fiscal 2006. The approved compensation for fiscal 2007 and the confirmed fiscal 2006 bonuses for the Company’s named executive officers are attached hereto as Exhibit 10.1, the contents of which are incorporated by reference hereto.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit 10.1 Compensation for Named Executive Officers for fiscal 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: June 15, 2006	/S/ DANIEL G. STEVENS
Daniel G. Stevens Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1	Compensation for Named Executive Officers for fiscal 2007.